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                                                                  EXHIBIT (23)-6

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     We hereby consent to the use of our report dated February 13, 1998 relating to the financial statements of Commerce Bank of Alabama included in the Registration Statement on Form S-4 and to the reference of our Firm under the caption "Experts" in the Prospectus-Joint Proxy Statement.


                                          /s/ Mauldin & Jenkins, LLC

                                          MAULDIN & JENKINS, LLC

Albany, Georgia

October 6, 1998